PRUDENTIAL JENNISON GROWTH FUND

-------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 23, 1998
(REVISED AS OF JUNE 1, 1998)

-------------------------------------------------------------------------------

Prudential Jennison Growth Fund (the Fund) is a series of The Prudential Investment Portfolios, Inc., formerly Prudential Jennison Series Fund, Inc. (the Company), a diversified, open-end, management investment company.

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. The Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

The Fund may engage in various derivative transactions such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies." The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

-------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
-------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL JENNISON GROWTH FUND?

  The Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objectives. Technically, the Fund is a series of The Prudential Investment Portfolios, Inc., an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. Thus, the Fund may be considered subject to greater investment risks than are assumed by certain other investment companies. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. See "How the Fund Invests--Investment Objective and Policies" at page 7. The Fund may also invest in (i) other equity securities including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Fund Invests-- Risk Factors and Special Considerations of Investing in Foreign Securities" at page 12. The Fund may also engage in various hedging and return enhancement strategies including using derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 15. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Fund and is compensated for its services at an annual rate of
 .60 of 1% of the Fund's average daily net assets. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. Jennison Associates LLC (Jennison, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16 and "How the Fund is Managed--Subadviser" at page 16.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share
(NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers four classes of shares:

  .  Class A
  Shares: Sold with an initial sales charge of up to 5% of the offering price.

  .Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  .Class C Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .Class Z Shares: Sold without an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......          5%                   None                     None             None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............       None                    None                     None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase         None         5% during the first year,     1% on redemptions      None
  price or redemption                    decreasing by 1% annually to 1%   made within one
  proceeds, whichever is                 in the fifth and the sixth years year of purchase
  lower)................                   and 0% in the seventh year*
 Redemption Fees........       None                    None                     None             None
 Exchange Fee...........       None                    None                     None             None
                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                    .60%                     .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++                 1.00%                    1.00%            None
 Other Expenses.........        .24%                   .24%                      .24%            .24%
                                ---                    ---                       ---             ---
 Total Fund Operating
   Expenses (After
   Reduction)...........       1.09%                   1.84%                    1.84%            .84%
                               ====                    ====                     ====             ===

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $69     $88    $110     $187
 Class C.......................................   $29     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104
You would pay the following expenses on the
 same investment, assuming no redemption:
 Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $19     $58    $100     $187
 Class C.......................................   $19     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104

The above example is based on data for the Fund's fiscal year ended September 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include estimated operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
 + Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses would be 1.14% absent this limitation with respect to Class A shares.

                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)
 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the periods through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                 CLASS A                   CLASS B                    CLASS C
                           ---------------------     ---------------------      --------------------
                                        NOV. 2,                   NOV. 2,                   NOV. 2,
                             YEAR       1995(A)        YEAR       1995(A)         YEAR      1995(A)
                             ENDED      THROUGH        ENDED      THROUGH         ENDED     THROUGH
                           SEPT. 30,   SEPT. 30,     SEPT. 30,   SEPT. 30,      SEPT. 30,  SEPT. 30,
                             1997        1996          1997        1996           1997       1996
                           ---------   ---------     ---------   ---------      ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.97     $ 10.00      $  10.89    $  10.00        $ 10.89    $ 10.00
                           --------     -------      --------    --------        -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(d)...............      (.03)       (.03)         (.12)       (.10)          (.12)      (.10)
Net realized and
 unrealized gain on
 investment transactions.      4.45        1.00          4.41         .99           4.41        .99
                           --------     -------      --------    --------        -------    -------
 Total from investment
  operations.............      4.42         .97          4.29         .89           4.29        .89
                           --------     -------      --------    --------        -------    -------
Net asset value, end of
 period..................  $  15.39     $ 10.97      $  15.18    $  10.89        $ 15.18    $ 10.89
                           ========     =======      ========    ========        =======    =======
TOTAL RETURN(C): ........     40.29 %      9.70 %       39.39 %      8.90 %        39.39 %     8.90 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $145,022     $85,440      $419,405    $231,541        $25,134    $15,281
Average net assets (000).  $105,982     $70,667      $299,476    $162,412        $18,248    $12,550
Ratios to average net
 assets:
 Expenses, including
  distribution fees......      1.09 %      1.23 %(b)     1.84 %      1.98 %(b)      1.84 %     1.98 %(b)
 Expenses, excluding
  distribution fees......       .84 %       .98 %(b)      .84 %       .98 %(b)       .84 %      .98 %(b)
 Net investment income
  (loss).................      (.25)%      (.37)%(b)    (1.00)%     (1.12)%(b)     (1.00)%    (1.12)%(b)
Portfolio turnover rate..        63 %        42 %          63 %        42 %           63 %       42 %
Average commission rate
 paid per share..........  $  .0596     $ .0611      $  .0596    $  .0611        $ .0596    $ .0611
                                 CLASS Z
                           --------------------------
                                       APRIL 15,
                             YEAR       1996(A)
                             ENDED      THROUGH
                           SEPT. 30,   SEPT. 30,
                             1997        1996
                           ----------- ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.98    $  10.32
                           ----------- --------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(d)...............        --        (.02)
Net realized and
 unrealized gain on
 investment transactions.      4.47         .68
                           ----------- --------------
 Total from investment
  operations.............      4.47         .66
                           ----------- --------------
Net asset value, end of
 period..................  $  15.45    $  10.98
                           =========== ==============
TOTAL RETURN(C): ........     40.71 %      6.40 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $609,869    $362,416
Average net assets (000).  $455,684    $ 26,829
Ratios to average net
 assets:
 Expenses, including
  distribution fees......       .84 %       .98 %(b)
 Expenses, excluding
  distribution fees......       .84 %       .98 %(b)
 Net investment income
  (loss).................        --        (.12)%(b)
Portfolio turnover rate..        63 %        42 %
Average commission rate
 paid per share..........  $  .0596    $  .0611

------------
(a) Commencement of investment operations and offering of Class Z shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                             HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES (COMMON STOCK, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK) OF ESTABLISHED COMPANIES WITH ABOVE-AVERAGE GROWTH PROSPECTS. CURRENT INCOME, IF ANY, IS INCIDENTAL. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES THAT EXCEED $1 BILLION IN MARKET CAPITALIZATION. COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF
$1 BILLION ARE GENERALLY CONSIDERED MEDIUM TO LARGE CAPITALIZATION COMPANIES. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Fund's investment adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics and, in the judgment of the investment adviser, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

  The Fund may also invest up to 35% of its total assets in (i) equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term-- these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities, (iii) equity securities of foreign issuers (with respect to 20% of its total assets), (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities and (v) investment grade fixed-income securities.

  The effort to achieve superior investment return necessarily involves a risk of exposure to declining values. Securities in which the Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than market indices.

  Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  The Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies, purchase and sell futures contracts on stock indices and foreign currencies and options thereon and enter into forward foreign currency exchange contracts to hedge its portfolio and to attempt to enhance return. The Fund may also lend its portfolio securities, enter into repurchase agreements and purchase securities on a when-issued and delayed delivery basis.

  The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of its investment adviser, prevailing market, economic or political conditions warrant. The Fund also may temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

  As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  U.S. GOVERNMENT SECURITIES

  The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may purchase collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  The Fund also may invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objectives and Policies--Mortgage-Related Securities" in the Statement of Additional Information.

  CORPORATE AND OTHER DEBT OBLIGATIONS

  The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or in unrated securities which are of equivalent quality in the opinion of Jennison. If a security (or issuer) held by the Fund is assigned a rating below investment grade (or, in the view of Jennison, if a security has declined in credit quality so that it is comparable to a security rated below investment grade), Jennison will seek to dispose of the security as soon as reasonably practicable. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

  EQUITY-RELATED SECURITIES. The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts, and warrants and rights exercisable for equity securities. See "Convertible Securities, Warrants and Rights" below.

  American Depositary Receipts (ADRs) are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

  CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

  A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, CORPORATE NOTE, PREFERRED STOCK OR OTHER SIMILAR SECURITY WHICH MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OR OTHER

EQUITY SECURITIES OF THE SAME OR A DIFFERENT ISSUER. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

  SECURITIES OF FOREIGN ISSUERS

  The Fund may invest a portion of its assets in equity securities and fixed-income securities of foreign issuers (denominated in either U.S. or foreign currency). ADRs and American Depositary Shares (both of which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company that represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank) are not deemed to be foreign securities.

  MONEY MARKET INSTRUMENTS

  The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Borrowing" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is not expected to exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will segregate for the Fund cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral (which may include a secured letter of credit) in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund may not lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales "against-the-box." A short sale is against-the-box when the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. No more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBLE IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY, THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objectives. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. These options will be on equity securities, stock indices (e.g., S&P 500) and foreign currencies. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The Fund will write only "covered" call options for which it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or other liquid assets with a value sufficient at all times to cover its obligations.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Fund will write only put options for which it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or other liquid assets with a value sufficient at all times to cover its obligations.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged. See "Investment Objectives and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION
(CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell stock index futures contracts or related options as a hedge against changes in market conditions.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the SEC and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, it will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets having an amount at least equal to its obligations with respect to such futures contracts.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the securities or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended September 30, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.09%, 1.84%, 1.84% and .84%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1997, the Fund paid management fees to PIFM of .60% of the Fund's average net assets. See "Manager and Subadvisers" in the Statement of Additional Information.

  As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $62 billion.

  Under a Management Agreement with the Company, PIFM manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager and Subadvisers" in the Statement of Additional Information.

SUBADVISER

  JENNISON ASSOCIATES LLC (JENNISON, THE SUBADVISER OR THE INVESTMENT ADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017, IS THE SUBADVISER TO THE FUND. As of December 31, 1997, Jennison had over $37 billion in assets under management for institutional and mutual fund clients, including over $19 billion in "growth stock" assets.

  PURSUANT TO A SUBADVISORY AGREEMENT WITH PIFM, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

  Under the Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

  DAVID POIESZ IS THE PORTFOLIO MANAGER OF THE FUND AND PETER REINEMANN IS THE ASSOCIATE PORTFOLIO MANAGER OF THE FUND. Mr. Poiesz is responsible for the day-to-day management of the Fund. They are both Senior Vice Presidents of Jennison and have been involved with the Fund since its inception in 1995. Mr. Poiesz, also a Director of Jennison, joined Jennison in 1983 as an equity research analyst and has been an equity portfolio manager since 1991. Mr. Poiesz also serves as the Portfolio Manager of the Prudential Jennison Portfolio of the Prudential Series Fund, Inc., a registered investment company. Mr. Reinemann has been with Jennison since 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc.

  PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporated is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended September 30, 1997, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class of the Fund based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

  The Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent for the Fund and in those capacities maintains certain books and records for the Company. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                        HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares. With respect to non-corporate shareholders, gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Distributions by the Fund to a shareholder that is a qualified retirement plan would generally not be taxable to participants of the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, therefore potential investors are urged to consult with their own tax advisers.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE FUND, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify its shareholders after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE COMPANY WAS INCORPORATED IN MARYLAND ON AUGUST 10, 1995. THE COMPANY IS AUTHORIZED TO ISSUE 3 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO THREE SERIES OR PORTFOLIOS, PRUDENTIAL ACTIVE BALANCED FUND, PRUDENTIAL JENNISON GROWTH FUND AND PRUDENTIAL JENNISON GROWTH & INCOME FUND. EACH SERIES IS FURTHER DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. THERE ARE 250 MILLION AUTHORIZED SHARES ALLOCATED TO EACH OF THE FOUR CLASSES OF SHARES IN EACH SERIES OF THE COMPANY. Each class of common stock of each Fund represents an interest in the same assets of such Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Company's expenses generally are allocated among the series on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a series are charged to such series.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  The minimum initial investment for the Fund is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Transactions in shares of the Fund may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Jennison Growth Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Jennison Growth Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12B-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)              OTHER INFORMATION
                 ------------          ------------------------       -----------------
CLASS A  Maximum initial sales charge     .30 of 1%             Initial sales charge waived
         of 5% of the public offering     (currently being      or reduced for certain
         price                            charged at a rate     purchases
                                          of .25 of 1%)
CLASS B  Maximum contingent deferred      1%                    Shares convert to Class A
         sales charge or CDSC of 5%                             shares approximately seven
         of the lesser of the amount                            years after purchase
         invested or the redemption
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the        1%                    Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase.
CLASS Z                                          None           Sold to a limited group of
         None                                                   investors

  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                          OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
                          --------------- --------------- -----------------
    Less than $25,000          5.00%           5.26%            4.75%
    $25,000 to $49,999         4.50            4.71             4.25
    $50,000 to $99,999         4.00            4.17             3.75
    $100,000 to $249,999       3.25            3.36             3.00
    $250,000 to $499,999       2.50            2.56             2.40
    $500,000 to $999,999       2.00            2.04             1.90
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined in the Securities Act. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account recordkeeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers provided that purchases at NAV are permitted by such person's employer, (f) investors in Individual Retirement Accounts, provided the purchase is made with proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and
(i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of such broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, a Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares currently are available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option;
(iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of an affiliate of the Distributor who participate in an employer-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                              OF DOLLARS INVESTED OR
        PAYMENT MADE                                      REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of the Fund's shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Company.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER SERIES OF THE COMPANY OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, terminated or modified upon 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

             APPENDIX A--INFORMATION ABOUT JENNISON ASSOCIATES LLC

  Jennison has been engaged in the equity investment management business since 1969. As of December 31, 1997, Jennison managed $37.8 billion in assets for 182 clients, including approximately $6.6 billion (17%) in mutual funds. Of the $37.8 billion in assets, $20.9 billion in assets were in equity portfolios for 96 clients, with an average account size of $174.1 million. Approximately 30% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 28, 1997). As of December 31, 1997, Jennison also managed $394 billion in growth and income portfolios, $1.8 billion in balanced portfolios, $4.0 billion in international equity portfolios, and $10.7 billion in fixed-income portfolios.

  Jennison has an experienced team of investment professionals. The following chart shows the total number of equity professionals employed by Jennison, as of December 31, 1997, including the total number of portfolio managers and the total number of equity research analysts.

                                                        AVERAGE YEARS
                                          AVERAGE YEARS OF EXPERIENCE
      NUMBER                              OF EXPERIENCE WITH JENNISON
      ------                              ------------- -------------
       15    Total Equity Professionals         20            15
        5    Equity Portfolio Managers          26            21
        7    Equity Research Analysts           13             7

JENNISON'S GROWTH STRATEGY:

  Growth stocks are stocks of companies that have long-term growth rates in sales and earnings that are higher than those of the overall economy. Growth stocks are generally more expensive than the average stock (sell at a higher price/earnings ratio) because investors are often willing to pay a premium in order to participate in the superior growth they expect from these companies. Consequently, these stocks also entail somewhat higher risk if expectations are not met.

  Growth stock investing is subject to market risk. The returns from the S&P 500 Index for the past fifteen years have been particularly favorable from a historical standpoint and there can be no assurance that this growth in the overall stock market will continue. Securities in which the Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices are declining generally, it can be expected that the value of the Fund will decline more than market indices.

  Jennison seeks to select attractive growth companies. The Jennison portfolio managers' challenge is to select about 60 stocks that are believed to have the potential to be the best performers among the larger universe of growth stocks. Consequently, a growth stock portfolio managed by Jennison normally consists of companies that the firm believes will experience superior earnings growth over the next 12 to 18 months, on both an absolute and relative basis, and which appear reasonably valued relative to growth expectations. Of course, there can be no assurance that these stocks will achieve their growth potential.

   APPENDIX B--HISTORICAL PERFORMANCE INFORMATION OF JENNISON ASSOCIATES LLC

                              GROWTH EQUITY CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from July 1969 through December 31, 1997 in the Jennison Growth Equity Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

         TOTAL RETURN OF $10,000 INVESTED FROM JULY 1969*-DECEMBER 1997

                           [LINE GRAPH APPEARS HERE]

  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poor's and The Wall Street Journal. Such information, however, has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.
  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.
  Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees and assume the reinvestment of dividends and distributions. The figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.

                                              (footnotes continued on next page)

  As of December 31, 1997, the "Growth Equity" accounts represented 95% of all equity assets (approximately $20.9 billion) managed by Jennison, and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.
  The performance of an investment in the S&P 500 Index was measured on a calendar monthly basis. The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

                         ANNUALIZED TOTAL RETURN DATA

  The chart below demonstrates annualized total returns as of the fiscal year ended December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

               ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                    JENNISON GROWTH
                                                        EQUITY         S&P 500
                         PERIOD                    COMPOSITE (/1/)** INDEX (/2/)
                         ------                    ----------------- -----------
      Since July 31, 1969 (inception)-1997........       13.88%         12.84%
      25 Years (1972-1997)........................       13.80          13.06
      20 Years (1977-1997)........................       19.03          16.65
      15 Years (1982-1997)........................       17.47          17.51
      10 Years (1987-1997)........................       18.26          18.03
       7 Years (1990-1997)........................       20.66          19.74
       5 Years (1992-1997)........................       18.28          20.25
       3 Years (1994-1997)........................       28.68          31.12
       1 Year (1996-1997).........................       31.37          33.35

Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P
     500 Index.

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. As of December 31, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.
(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.
** Preliminary data.

  Class A, B and C shares of the Fund commenced investment operations on November 2, 1995; Class Z shares of the Fund commenced investment operations on April 15, 1996. Aggregate total returns for the one year and from inception periods ended September 30, 1997 were 40.29%, 39.39%, 39.39% and 40.71%, and
53.9%, 51.8%, 51.8% and 49.71% for Class A, B, C and Z shares, respectively, and average annual total returns for the one year and since inception periods ended September 30, 1997 were 33.28%, 34.39%, 38.39% and 40.71% and 21.99%,
22.68%, 24.41% and 31.85% for Class A, B, C and Z shares, respectively.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Fund in exchange solely for Class Z shares of the Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of the Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1997, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1997 would have been 40.71%, 28.90% and 21.37%, respectively. In addition, the aggregate total returns for such periods would have been 40.71%, 114.22% and 158.39%, respectively.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns as of December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (or decreased) over a one year period assuming the reinvestment of dividends and interest, as appropriate.

                 ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                          JENNISON
                                                       GROWTH EQUITY   S&P 500
                         YEAR                          COMPOSITE(/1/) INDEX(/2/)
                         ----                          -------------- ----------
1969 (7/31/69 through 12/31/69).......................      10.05%        1.99%
1970..................................................       (.76)        3.91
1971..................................................      20.06        14.19
1972..................................................      21.26        18.96
1973..................................................     (20.57)      (14.68)
1974..................................................     (31.94)      (26.46)
1975..................................................      28.42        37.23
1976..................................................      15.10        23.85
1977..................................................      (2.88)       (7.28)
1978..................................................      15.73         6.64
1979..................................................      32.29        18.55
1980..................................................      56.72        32.50
1981..................................................      (3.80)       (4.97)
1982..................................................      26.32        21.61
1983..................................................      17.20        22.51
1984..................................................      (2.82)        6.30
1985..................................................      37.01        31.84
1986..................................................      18.63        18.71
1987..................................................      13.10         5.23
1988..................................................       6.54        16.59
1989..................................................      37.00        31.69
1990..................................................      (1.56)       (3.13)
1991..................................................      49.10        30.46
1992..................................................       7.96         7.62
1993..................................................       9.24        10.07
1994..................................................       (.58)        1.31
1995..................................................      34.17        37.58
1996..................................................      20.98        22.96
1997..................................................      31.37**      33.35

-------
Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P 500 Index.

                                             (footnotes continued on next page)

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Fund, and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts' investment performance, and may be substantial. As of September 30, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of September 30, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.
(/2/)The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
* These results are unaudited. Past performance should not be interpreted as indicative of future performance.
** Preliminary data.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Fund in exchange solely for Class Z shares of the Fund. The investment objectives and policies of the Growth Stock Fund were substantially similar to those of the Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own such Class Z shares received in the Reorganization through September 30, 1997, your annual total returns (after fees and expenses) would have been:

                             ANNUAL TOTAL RETURNS

       FISCAL YEAR ENDED
       -----------------
       11/5/92-9/30/93.................................................. 21.22 %
       9/30/94.......................................................... (0.50)%
       9/30/95.......................................................... 35.14 %
       9/30/96.......................................................... 12.65 %
       9/30/97.......................................................... 40.71 %

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                           PAGE
                           ----
FUND HIGHLIGHTS..........    2
 What are the Fund's Risk
  Factors and Special
  Characteristics?.......    2
FUND EXPENSES............    5
FINANCIAL HIGHLIGHTS.....    6
HOW THE FUND INVESTS.....    7
 Investment Objective and    7
  Policies...............
 Other Investments and      10
  Policies...............
 Risk Factors and Special
  Considerations of
  Investing in Foreign
  Securities.............   12
 Hedging and Return En-     13
  hancement Strategies...
 Investment Restrictions.   15
HOW THE FUND IS MANAGED..   16
 Manager.................   16
 Subadviser..............   16
 Distributor.............   17
 Fee Waivers.............   18
 Portfolio Transactions..   18
 Custodian and Transfer
  and Dividend Disbursing
  Agent..................   18
 Year 2000...............   18
HOW THE FUND VALUES ITS     19
 SHARES..................
HOW THE FUND CALCULATES     19
 PERFORMANCE.............
TAXES, DIVIDENDS AND DIS-   20
 TRIBUTIONS..............
GENERAL INFORMATION......   22
 Description of Common      22
  Stock..................
 Additional Information..   22
SHAREHOLDER GUIDE........   23
 How to Buy Shares of the   23
  Fund...................
 Alternative Purchase       24
  Plan...................
 How to Sell Your Shares.   27
 Conversion Feature--       30
  Class B Shares.........
 How to Exchange Your       31
  Shares.................
 Shareholder Services....   32
APPENDIX A--INFORMATION
 ABOUT JENNISON ASSOCI-
 ATES LLC................  A-1
APPENDIX B--HISTORICAL
 PERFORMANCE INFORMATION
 OF JENNISON ASSOCIATES
 LLC.....................  B-1

--------------------------------------------------------------------------------
MF 172P

 CUSIP Nos.:
 Class A: 74437E 10 7
 Class B: 74437E 20 6
 Class C: 74437E 30 5
 Class Z: 74437E 40 4


PRUDENTIAL
JENNISON
GROWTH
FUND

PROSPECTUS

[GRAPHIC]

January 23,1998

(Revised June 1, 1998)


LOGO Prudential
     Investments